EXHIBIT 32.1

CERTIFICATION

     In connection with the Annual Report of Midwest Banc Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ending December 31, 2003, as filed with the Securities and Exchange Commission on March 12, 2004 (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brad A. Luecke

Name:	Brad A. Luecke
Title:	President and Chief Executive Officer
Date:	March 12, 2004

/s/ Daniel R. Kadolph

Name:	Daniel R. Kadolph
Title:	Senior Vice President and Chief Financial Officer
Date:	March 12, 2004